UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT
July 31, 2020

O’Shaughnessy Market Leaders Value Fund
Class I Shares – OFVIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders	1
Performance Summary	3
Expense Example	4
Sector Allocation of Portfolio Assets	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Notice to Shareholders	21
Householding	21
Information about Trustees and Officers	22
Privacy Notice	24

O’Shaughnessy Market Leaders Value Fund

Market Leaders Value Fund

For the fiscal year ended July 31, 2020, the O’Shaughnessy Market Leaders Value Fund (the “Market Leaders Value Fund”) underperformed, with Class I shares returning -10.97%, while the Fund’s benchmark, the Russell 1000 Value® Index returned -6.01% for the same period.

During the period, having a lower exposure to mega cap stocks than the benchmark hurt the strategy by -1.78%. We measure the impact of our focus on the top decile of stocks by Shareholder Yield, which detracted -4.66%. From the top decile of Shareholder Yield, we eliminate low quality stocks. This added 3.36% to relative returns. Finally, our portfolio construction methodology, which seeks to own more of stocks qualifying more frequently, recently, and with the highest overall factor profile detracted -1.89%.

Within allocation effects, overweights to Information Technology and Health Care, and an underweight to Energy aided performance. An overweight to Financials and underweights to Consumer Staples and Utilities detracted from returns. Selection within Health Care and Information Technology were the largest contributors to performance. Selection within Financials, Industrials, Real Estate and Materials were the largest detractors from returns.

The Market Leaders Value Fund benefitted from holdings in Eli Lilly & Co., Amgen, Inc. and QUALCOMM, Inc. Holdings in Delta Air Lines, Inc., Vornado Realty Trust and Wells Fargo & Co. detracted from performance.

Based on our key themes, we attempt to position the strategy with strong and consistent characteristic advantages versus its benchmark and relative to the overall market. Portfolio positions generally have higher levels of return on capital, lower reliance on external financing, and trade at deep discounts across a number of valuation factors.

Outlook

Stocks deliver return to shareholders over time based on three drivers—their ability to grow their business, expansion of their price multiple, and prudent capital allocation practices that include returning capital to shareholders.

We view share buybacks as one of many levers that management teams can use to allocate capital. Within Shareholder Yield, buybacks sit side by side with dividend yield, another form of return of capital.

We acknowledge not all companies executing buybacks are created equally, and there are some firms which likely should not be returning cash. These firms will ultimately go on to underperform, and we believe we have designed a process to exclude them from the portfolio.

We focus on a subset of firms returning capital to shareholders at super-normal rates, as this tends to be indicative of management’s conviction in the underlying business. Our quality screens further attempt to exclude firms executing buybacks for the wrong reasons—performing debt for equity swaps and manipulating earnings per share.

When the combination of buybacks and dividends are paired with assessments of valuation and business quality, we believe the portfolio narrows in on a set of businesses with conservative accounting practices that are indicative of strong cash generation, low reliance on outside sources of capital, and that are generating good cash returns on businesses.

Our Shareholder Yield signal has always been viewed on a trailing twelve-month basis. In other words, dividends and buybacks that have actually been executed. We do this because companies with strong Shareholder Yield experience positive excess returns over the following 12-18 months on average, even after their buyback programs run their course.

As of the end of the period, the Fund’s holdings currently show multiple times higher earnings growth than the benchmark, yet with opportunities for multiple expansion at approximate discounts of 33% (based on sales and earnings).  Additionally, our holdings have more than 2x the free cashflow yield and have the kind of disciplined management teams that have been returning capital to shareholders at super-normal rates.

Because we build portfolios from the bottom up using time-tested screening “factors,” we think about performance through the lens of factors first, and through the lens of individual stocks and industries second. The stocks and industries where we have active exposures are a result of the factors themselves, so in some sense they measure the convergence of factor interaction effects that we believe to be beneficial over the long term.

O’Shaughnessy Market Leaders Value Fund

Our research leads us to believe that market leadership is cyclical, but that valuation, momentum, and yield are incredibly effective individual stock selection factors given a three- to five-year time horizon.

We believe that maintaining a portfolio of stocks, as we do in our strategies, that trade at valuation discounts, possess reasonable quality, strong momentum, and high yields are a better defense against the herculean task of market timing.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Investments in foreign securities involve political, economic and currency risks, greater volatility, and differences in accounting methods. Emerging markets countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Such risks may be magnified with respect to securities of issuers in frontier emerging markets. Real estate investment trusts and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt and erratic price movements than the overall securities markets. Investments in small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Risks of derivatives include the possible imperfect correlation between the value of instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that instruments may not be liquid. The Market Leaders Value Fund may experience higher fees and is subject to additional risks due to investments in other investment companies (including ETFs).

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please read the Schedule of Investments for a complete list of Fund holdings.

The Russell 1000 Value® Index (“Russell 1000”) measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

You cannot invest directly in an index.

“Dividend yield” is the financial ratio that shows how much a company pays out in dividends each year relative to its share price (equal to most recent dividend payment per share (annualized) divided by price per share).

“Cash Flows” are the net amount of cash and cash-equivalents moving into and out of a business. “Price-to-Earnings Ratio” or “P/E valuation” is a ratio for valuing a company that measures its current share price relative to its per-share earnings (equal to Market Value per Share divided by Earnings per Share).

“Return on capital” (ROC) is a ratio used as a measure of the profitability and value-creating potential of companies after taking into account the amount of initial capital invested. The ratio is calculated by dividing the after-tax operating income by the book value of both debt and equity capital less cash/equivalents.

Earnings growth is not representative of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

The O’Shaughnessy Market Leaders Value Fund is distributed by Quasar Distributors, LLC.

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
Comparison of the change in value of a $10,000 investment in the
O’Shaughnessy Market Leaders Value Fund – Class I Shares vs the Russell 1000® Value Index

		Since
Average Annual Total Return:	1 Year	Inception(1)
O’Shaughnessy Market Leaders Value Fund – Class I	-10.97%	7.30%
Russell 1000® Value Index	-6.01%	8.08%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(1)	The Fund commenced operations on February 26, 2016.

O’Shaughnessy Market Leaders Value Fund

Expense Example
at July 31, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (2/1/20 – 7/31/20).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/20	7/31/20	2/1/20 – 7/31/20
Actual	$1,000.00	$ 878.00	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.12

*
Expenses are equal to the Fund’s annualized expense ratio of 0.62% for Class I, multiplied by the average account value over the period, multiplied by 182 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

O’Shaughnessy Market Leaders Value Fund

Sector Allocation of Portfolio Assets
at July 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments
at July 31, 2020

Shares		Value
	COMMON STOCKS – 93.96%
	Aerospace & Defense – 1.97%
214,226	Howmet Aerospace, Inc.	$3,166,260

	Airlines – 0.37%
24,096	Delta Air Lines, Inc.	601,677

	Biotechnology – 4.80%
19,523	Amgen, Inc.	4,776,692
10,718	Biogen, Inc.*	2,944,127
		7,720,819
	Building Products – 4.52%
158,434	Johnson Controls International PLC#	6,096,540
20,749	Masco Corp.	1,186,013
		7,282,553
	Capital Markets – 8.10%
44,727	Ameriprise Financial, Inc.	6,871,409
77,180	Morgan Stanley	3,772,559
37,376	State Street Corp.	2,384,215
		13,028,183
	Chemicals – 7.30%
80,041	Celanese Corp.	7,779,986
62,942	CF Industries Holdings, Inc.	1,971,973
18,821	Dow, Inc.	772,790
19,747	LyondellBasell Industries NV – Class A#	1,234,582
		11,759,331
	Commercial Banks – 12.81%
197,078	Bank of America Corp.	4,903,302
24,807	Bank of New York Mellon Corp.	889,331
89,612	Citigroup, Inc.	4,481,496
7,312	Fifth Third Bancorp	145,216
33,605	JPMorgan Chase & Co.	3,247,587
3,673	M&T Bank Corp.	389,154
26,272	PNC Financial Services Group, Inc.	2,802,434
116,746	Regions Financial Corp.	1,267,862
102,540	Wells Fargo & Co.	2,487,621
		20,614,003
	Communications Equipment – 0.40%
13,748	Cisco Systems, Inc.	647,531

	Computers & Peripherals – 0.87%
31,498	NetApp, Inc.	1,395,361

	Consumer Finance – 2.48%
46,586	Ally Financial, Inc.	936,379
138,388	Synchrony Financial	3,062,526
		3,998,905

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2020

Shares		Value
	COMMON STOCKS (Continued)
	Containers & Packaging – 0.13%
5,890	International Paper Co.	$204,913

	Diversified Financial Services – 1.30%
102,653	Equitable Holdings, Inc.	2,100,280

	Diversified Telecommunication Services – 2.21%
41,889	AT&T, Inc.	1,239,076
63,698	CenturyLink, Inc.	614,686
74,811	Liberty Global PLC – Class C*#	1,702,698
		3,556,460
	Food & Staples Retailing – 2.06%
81,623	Walgreens Boots Alliance, Inc.	3,322,872

	Health Care Providers & Services – 4.49%
27,008	DaVita, Inc.*	2,360,229
32,370	McKesson Corp.	4,860,679
		7,220,908
	Hotels, Restaurants & Leisure – 2.07%
43,446	Starbucks Corp.	3,324,922

	Insurance – 2.65%
108,621	MetLife, Inc.	4,111,305
2,449	Prudential Financial, Inc.	155,193
		4,266,498
	Internet & Direct Marketing Retail – 4.34%
1,074	Booking Holdings, Inc.*	1,785,128
93,959	eBay, Inc.	5,194,054
		6,979,182
	IT Services – 3.97%
262,929	Western Union Co.	6,383,916

	Life Sciences Tools & Services – 4.23%
31,917	Waters Corp.*	6,803,109

	Machinery – 2.91%
22,799	Caterpillar, Inc.	3,029,531
8,533	Cummins, Inc.	1,649,088
		4,678,619
	Media – 1.16%
69,221	Altice USA, Inc. – Class A*	1,868,275

	Oil, Gas & Consumable Fuels – 0.23%
9,900	ConocoPhillips	370,161

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2020

Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals – 6.35%
48,746	Eli Lilly & Co.	$7,326,036
75,293	Pfizer, Inc.	2,897,275
		10,223,311
	Road & Rail – 1.33%
30,008	CSX Corp.	2,140,771

	Semiconductors & Semiconductor Equipment – 5.16%
2,541	Lam Research Corp.	958,364
45,172	QUALCOMM, Inc.	4,770,615
28,925	Teradyne, Inc.	2,573,168
		8,302,147
	Software – 1.61%
46,705	Oracle Corp.	2,589,792

	Technology Hardware, Storage & Peripherals – 2.65%
2,627	Apple, Inc.	1,116,580
69,541	Seagate Technology PLC#	3,144,644
		4,261,224
	Tobacco – 1.51%
59,228	Altria Group, Inc.	2,437,232
	Total Common Stocks (Cost $148,100,037)	151,249,215

	REITs – 5.31%
	Equity Real Estate Investment Trusts – 5.31%
12,620	Boston Properties, Inc.	1,124,316
1,651	Essex Property Trust, Inc.	364,442
281,540	Host Hotels & Resorts, Inc.	3,035,001
15,363	Regency Centers Corp.	630,344
98,345	Vornado Realty Trust	3,394,869
	Total REITs (Cost $11,163,915)	8,548,972
	Total Investments in Securities (Cost $159,263,952) – 99.27%	159,798,187
	Other Assets in Excess of Liabilities – 0.73%	1,182,227
	Net Assets – 100.00%	$160,980,414

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statement of Assets and Liabilities
at July 31, 2020

ASSETS
Investments in securities, at value (cost $159,263,952)	$159,798,187
Cash	951,635
Receivables:
Fund shares issued	196,765
Dividends	260,982
Dividend tax reclaim	14,164
Prepaid expenses	22,235
Total assets	161,243,968

LIABILITIES
Payables:
Fund shares redeemed	137,329
Administration fees	8,858
Audit fees	21,000
Transfer agent fees and expenses	18,915
Due to Advisor (Note 4)	57,886
Custody fees	3,337
Legal fees	99
Fund accounting fees	5,435
Chief Compliance Officer fee	2,086
Trustee fees and expenses	1,664
Shareholder reporting	5,440
Accrued other expenses	1,505
Total liabilities	263,554
NET ASSETS	$160,980,414

CALCULATION OF NET ASSET VALUE PER SHARE
Class I Shares
Net assets applicable to shares outstanding	$160,980,414
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	13,469,985
Net asset value, offering and redemption price per share	$11.95

COMPONENTS OF NET ASSETS
Paid-in capital	$216,042,458
Total distributable earnings	(55,062,044)
Net assets	$160,980,414

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statement of Operations
For the Year Ended July 31, 2020

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees of $16,138)	$5,595,850
Total income	5,595,850
Expenses
Advisory fees (Note 4)	861,794
Transfer agent fees and expenses (Note 4)	112,210
Administration fees (Note 4)	40,804
Registration fees	38,606
Fund accounting fees (Note 4)	32,268
Custody fees (Note 4)	22,421
Audit fees	21,000
Trustee fees and expenses	17,027
Reports to shareholders	16,134
Chief Compliance Officer fee (Note 4)	11,379
Miscellaneous expense	9,873
Legal fees	6,525
Insurance expense	3,203
Total expenses	1,193,244
Net investment income	4,402,606

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(31,988,182)
Net change in unrealized appreciation/(depreciation) on investments	(7,659,788)
Net realized and unrealized loss on investments	(39,647,970)
Net decrease in net assets resulting from operations	$(35,245,364)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,402,606	$2,961,011
Net realized loss on investments	(31,988,182)	(3,407,790)
Net change in unrealized
appreciation/(depreciation) on investments	(7,659,788)	179,074
Net decrease in net assets resulting from operations	(35,245,364)	(267,705)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(4,001,095)	(10,856,602)
Total distributions to shareholders	(4,001,095)	(10,856,602)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(7,428,421)	78,731,618
Total increase/(decrease) in net assets	(46,674,880)	67,607,311

NET ASSETS
Beginning of year	207,655,294	140,047,983
End of year	$160,980,414	$207,655,294

(a) A summary of share transactions is as follows:

Class I Shares
Proceeds from shares issued in reorganization (Note 10)	$—	$11,769,240
Net proceeds from shares sold	97,069,831	115,308,909
Distributions reinvested	3,538,840	9,266,959
Payment for shares redeemed	(108,037,092)+	(57,613,490)+
Net increase/(decrease) in net assets from capital share transactions	$(7,428,421)	$78,731,618
+ Net of redemption fees of	$1,196	$30,095

Class I Shares
Shares issued in connection with reorganization (Note 10)	—	854,081
Shares sold	7,811,569	8,609,600
Shares issued on reinvestment of distributions	252,594	765,864
Shares redeemed	(9,820,961)	(4,478,686)
Net increase/(decrease) in shares outstanding	(1,756,798)	5,750,859

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Financial Highlights
For a share outstanding throughout each period

Class I Shares
	Year	Year	Year	Year	February 26,
	Ended	Ended	Ended	Ended	2016* to
	July 31,	July 31,	July 31,	July 31,	July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.64	$14.78	$13.26	$10.87	$10.00

Income from investment operations:
Net investment income†	0.27	0.24	0.22	0.22	0.08
Net realized and unrealized
gain/(loss) on investments	(1.73)	(0.49)	1.82	2.29	0.79
Total from investment operations	(1.46)	(0.25)	2.04	2.51	0.87

Less distributions:
From net investment income	(0.23)	(0.12)	(0.18)	(0.12)	—
From net realized gain on investments	—	(0.77)	(0.34)	—	—
Total distributions	(0.23)	(0.89)	(0.52)	(0.12)	—

Redemption fees retained†^	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$11.95	$13.64	$14.78	$13.26	$10.87

Total return	-10.97%	-0.90%	15.58%	23.25%	8.70	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$160,980	$207,655	$140,048	$56,835	$15,284

Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.57%	0.59%	0.74%	1.20%	2.98	%+
After fee waiver and
expense reimbursement	0.57%	0.59%	0.65%	0.65%	0.65	%+

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and
expense reimbursement	2.09%	1.76%	1.46%	1.23%	(0.63	)%+
After fee waiver and
expense reimbursement	2.09%	1.76%	1.55%	1.78%	1.70	%+

Portfolio turnover rate	83.04%	53.98%	50.95%	63.30%	2.32	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements
at July 31, 2020

NOTE 1 – ORGANIZATION

The O’Shaughnessy Market Leaders Value Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund, which is a diversified fund, began operations on February 26, 2016. The investment objective of the Fund is to seek long-term capital appreciation. The Fund currently offers only Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2017-2019, or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended July 31, 2020, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Paid-in Capital	Total Distributable Earnings
$50	$(50)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2020

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

F.
Redemption Fee: Effective September 13, 2019, the Fund does not charge a redemption fee. Prior to September 13, 2019, the Fund charged a 2.00% redemption fee to shareholders who redeemed shares held 90 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. For the period August 1, 2019 through September 12, 2019, the Fund retained $1,196 in redemption fees.

G.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

I.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of July 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2020

NOTE 3 – SECURITIES VALUATION (Continued)

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market system for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,424,735	$—	$—	$5,424,735
Consumer Discretionary	10,304,103	—	—	10,304,103
Consumer Staples	5,760,105	—	—	5,760,105
Energy	370,161	—	—	370,161
Financials	44,007,868	—	—	44,007,868
Health Care	31,968,148	—	—	31,968,148
Industrials	17,869,880	—	—	17,869,880
Information Technology	23,579,971	—	—	23,579,971
Materials	11,964,244	—	—	11,964,244
Total Common Stocks	151,249,215	—	—	151,249,215
REITs	8,548,972	—	—	8,548,972
Total Investments in Securities	$159,798,187	$—	$—	$159,798,187

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2020

NOTE 3 – SECURITIES VALUATION (Continued)

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

O’Shaughnessy Asset Management, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.55% of average daily net assets for the first $25 million of assets, 0.45% of the Fund’s average daily net assets for the next $75 million of assets, and 0.35% of the Fund’s average daily net assets in excess of $100 million. For the year ended July 31, 2020, the Fund incurred $861,794 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses or class specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.65% of average daily net assets.

Effective November 28, 2018, the Fund discontinued its temporary expense limitation agreement, therefore, any fees waived beginning November 28, 2018 will be subject to recapture. The Advisor is not able to recoup fees waived prior to November 28, 2018.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund towards the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended July 31, 2020, there were no expenses waived or reimbursed by the Advisor. At July 31, 2020, there were no cumulative expenses subject to recapture.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2020, are disclosed in the statement of operations.

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2020

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended July 31, 2020, the Fund did not accrue shareholder servicing fees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Market Leaders Value Fund	$171,389,936	$178,342,561

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended July 31, 2020, the Fund drew on its line of credit. The Fund had an outstanding average daily balance of $380, paid a weighted average interest rate of 3.25%, and incurred interest expense of $13. The maximum amount outstanding during the year ended July 31, 2020 was $139,000. At July 31, 2020, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 was as follows:

	July 31, 2020	July 31, 2019
Ordinary income	$4,001,095	$2,386,097
Long-term capital gain	—	8,470,505

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2020

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of July 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$160,509,672
Gross tax unrealized appreciation	16,887,748
Gross tax unrealized depreciation	(17,599,233)
Net tax unrealized depreciation (a)	(711,485)
Undistributed ordinary income	2,464,567
Undistributed long-term capital gain	—
Total distributable earnings	2,464,567
Other accumulated gains/(losses)	(56,815,226)
Total accumulated earnings/(losses)	$(55,062,144)

(a)	The difference between book basis and tax basis net unrealized depreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

At July 31, 2020, the Fund had short-term and long-term capital loss carryforwards of $53,559,214 and $3,191,517, respectively. These capital losses may be carried forward indefinitely to offset future gains. The Market Leaders Value Fund’s acquired losses are subject to an annual Section 382 limit of $80,485 in 2020 and thereafter.

At July 31, 2020, the Fund deferred, on a tax basis, late year losses of $64,495.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, tariffs and global trade concerns, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Foreign Securities and Emerging Markets Risk. The risks of investing in the securities of foreign issuers, including depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.

•
Frontier Markets Risk. There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

•
REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees

O’Shaughnessy Market Leaders Value Fund

Notes to Financial Statements (Continued)
at July 31, 2020

NOTE 9 – PRINCIPAL RISKS (Continued)

and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

•
Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Depositary Receipts Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Value Style Investing Risk. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•
Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

NOTE 10 – FUND REORGANIZATION

On May 29, 2019, the Board of Trustees of Advisors Series Trust approved a plan of reorganization (the “Reorganization”) whereby the O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”) and the O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”), would merge into the Market Leaders Value Fund.  The reorganization was effective as of the close of business on July 26, 2019.

The reorganization was accomplished by a tax-free exchange of 818,505 shares of the All Cap Core Fund and 353,162 shares of the Enhanced Dividend Fund for 854,081 shares of the Market Leaders Value Fund. At the close of business on July 26, 2019, the net assets of the All Cap Core Fund were $7,921,365 and the net assets of the Enhanced Dividend Fund were $3,850,951. At the close of business on July 26, 2019 the net assets of the Market Leaders Value Fund were $197,690,293. After the reorganization, the net assets of the Market Leaders Value Fund were $209,462,610.

The total net assets of the All Cap Core Fund of $7,921,365 included $(1,335,014) of accumulated realized losses and $321,064 of unrealized appreciation. The total net assets of the Enhanced Dividend Fund of $3,850,951 included $(18,731,616) of accumulated realized losses and $110,834 of unrealized appreciation. Assuming the reorganization had been completed on August 1, 2018, the beginning of the annual reporting period for the O’Shaughnessy Funds, the pro forma results of operations for the year ended July 31, 2019, would have been as follows:

Net investment income	$3,276,784
Net realized loss on investments	(3,474,205)
Change in unrealized appreciation on investments	(1,602,244)
Net decrease in net assets resulting from operations	$(1,799,665)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization, it is not practicable to separate the amounts of revenue and earnings for the All Cap Core Fund and the Enhanced Dividend Fund that have been included in the Market Leaders Value Fund’s statement of operations since July 26, 2019.

O’Shaughnessy Market Leaders Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
O’Shaughnessy Mutual Funds

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the O’Shaughnessy Market Leaders Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 26, 2016 (commencement of operations) to July 31, 2016, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 26, 2016 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2020

O’Shaughnessy Market Leaders Value Fund

Notice to Shareholders
at July 31, 2020 (Unaudited)

For the year ended July 31, 2020, the Fund designated $4,001,095 as ordinary income for purposes of the dividends paid deduction.

For the year ended July 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2020 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended July 31, 2020 was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-291-7827 or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-291-7827.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-877-291-7827.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-291-7827 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

O’Shaughnessy Market Leaders Value Fund

Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree (age 74)	Trustee	Indefinite	Director, Alpha Gamma Delta	1	Trustee,
615 E. Michigan Street		term; since	Housing Corporation (collegiate		Advisors Series
Milwaukee, WI 53202		March 2014.	housing management) (2012 to		Trust (for series
			July 2019); Trustee and Chair		not affiliated with
			(2000 to 2012), New Covenant		the Fund).
Mutual Funds (1999 to 2012);
Director and Board Member,
Alpha Gamma Delta Foundation
(philanthropic organization)
(2005 to 2011).

David G. Mertens (age 60)	Trustee	Indefinite	Partner and Head of Business	1	Trustee,
615 E. Michigan Street		term*; since	Development Ballast Equity		Advisors Series
Milwaukee, WI 53202		March 2017.	Management, LLC (a privately-held		Trust (for series
			investment advisory firm) (February		not affiliated with
			2019 to present); Managing Director		the Fund).
and Vice President, Jensen Investment
Management, Inc. (a privately-held
investment advisory firm) (2002 to 2017).

Joe D. Redwine (age 73)	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee,
615 E. Michigan Street		term; since	President, CEO, U.S. Bancorp		Advisors Series
Milwaukee, WI 53202		September 2008.	Fund Services, LLC, and its		Trust (for series
			predecessors, (May 1991 to July 2017).		not affiliated with
the Fund).

Raymond B. Woolson (age 61)	Chairman of	Indefinite	President, Apogee Group, Inc.	1	Trustee,
615 E. Michigan Street	the Board	term*; since	(financial consulting firm)		Advisors Series
Milwaukee, WI 53202		January 2020;	(1998 to present).		Trust (for series
	Trustee	Indefinite			not affiliated with
		term*; since			the Fund);
		January 2016.			Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present.

O’Shaughnessy Market Leaders Value Fund

Information About Trustees and Officers (Continued)
(Unaudited)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Jeffrey T. Rauman (age 51)	President,	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bank
615 E. Michigan Street	Chief	term; since	Global Fund Services (February 1996 to present).
Milwaukee, WI 53202	Executive	December 2018.
Officer and
Principal
Executive
Officer

Cheryl L. King (age 58)	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank Global
615 E. Michigan Street	President,	term; since	Fund Services (October 1998 to present).
Milwaukee, WI 53202	Treasurer	December 2007.
and
Principal
Financial
Officer

Kevin J. Hayden (age 49)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bank
615 E. Michigan Street	Treasurer	term; since	Global Fund Services (June 2005 to present).
Milwaukee, WI 53202		September 2013.

Richard R. Conner (age 38)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bank
615 E. Michigan Street	Treasurer	term; since	Global Fund Services (July 2010 to present).
Milwaukee, WI 53202		December 2018.

Michael L. Ceccato (age 62)	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and Vice
615 E. Michigan Street	President,	term; since	President, U.S. Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Chief	September 2009.
Compliance
Officer and
AML Officer

Elaine E. Richards, Esq. (age 52)	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services (July 2007
2020 East Financial Way, Suite 100	President	term; since	to present).
Glendora, CA 91741	and	September 2019.
Secretary

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of July 31, 2020, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-291-7827.

O’Shaughnessy Market Leaders Value Fund

Privacy Notice

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan &Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-291-7827.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2020	FYE 7/31/2019
Audit Fees	$17,400	$52,200
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$10,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2020	FYE 7/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2020	FYE 7/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  10/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  10/7/20

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  10/7/20

* Print the name and title of each signing officer under his or her signature.